Exhibit 99.20

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  NOVEMBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-8

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

          Class 8-A1...$    0.70460378    Class 8-A15...$   112.72563123
          Class 8-A2...$   21.31249044    Class 8-A16...$    23.15513891
          Class 8-A3...$    0.00000000    Class 8-A17...$     0.00000000
          Class 8-A4...$    0.00000000    Class 8-A18...$     0.00000000
          Class 8-A5...$    0.00000000    Class 8-A19...$     0.00000000
          Class 8-A6...$    0.00000000    Class 8-PO....$     4.09096055
          Class 8-A7...$    3.03602908    Class 8-M.....$     0.70460350
          Class 8-A8...$   18.47411636    Class 8-B1....$     0.70460407
          Class 8-A9...$    0.00000000    Class 8-B2....$     0.70460495
          Class 8-A10..$    0.00000000    Class 8-B3....$     0.70460495
          Class 8-A11..$    0.00000000    Class 8-B4....$     0.70460290
          Class 8-A12..$    0.00000000    Class 8-B5....$     0.70460082
          Class 8-A13..$    0.00000000    Class 8-R.....$    23.20000000
          Class 8-A14..$  112.72563188    Class 8-RL....$     0.00000231

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

          Class 8-A1...$    0.67194279    Class 8-A14...$   107.50038210
          Class 8-A2...$   20.32457772    Class 8-A15...$   107.50038148
          Class 8-A3...$    0.00000000    Class 8-A16...$    22.08181262
          Class 8-A4...$    0.00000000    Class 8-A17...$     0.00000000
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          Class 8-A5...$    0.00000000    Class 8-A18...$    0.00000000
          Class 8-A6...$    0.00000000    Class 8-A19...$    0.00000000
          Class 8-A7...$    2.89529791    Class 8-PO....$    3.90132940
          Class 8-A8...$   17.61777277    Class 8-M.....$    0.00000000
          Class 8-A9...$    0.00000000    Class 8-B1....$    0.00000000
          Class 8-A10..$    0.00000000    Class 8-B2....$    0.00000000
          Class 8-A11..$    0.00000000    Class 8-B3....$    0.00000000
          Class 8-A12..$    0.00000000    Class 8-B4....$    0.00000000
          Class 8-A13..$    0.00000000    Class 8-B5....$    0.00000000
                                          Class 8-R.....$   22.12459423
                                          Class 8-RL....$    0.00000220

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

           Class 8-A1....$     6.03743414    Class 8-A15...$    7.25295990
           Class 8-A2....$     5.92506635    Class 8-A16...$    5.97368011
           Class 8-A3....$     5.62500000    Class 8-A17...$    5.93750000
           Class 8-A4....$     5.62500038    Class 8-A18...$    0.05416667
           Class 8-A5....$     5.62500000    Class 8-A19...$    0.05000000
           Class 8-A6....$     6.04166651    Class 8-M.....$    6.03743435
           Class 8-A7....$     6.02802508    Class 8-B1....$    6.03743541
           Class 8-A8....$     5.98598236    Class 8-B2....$    6.03743549
           Class 8-A9....$     0.00000000    Class 8-B3....$    6.03743416
           Class 8-A10...$     0.00000000    Class 8-B4....$    6.03743515
           Class 8-A11...$     6.04166643    Class 8-B5....$    6.03745242
           Class 8-A12...$     6.04166790    Class 8-R.....$    6.00000000
           Class 8-A13...$     6.04166678    Class 8-RL....$    6.00000000
           Class 8-A14...$     5.37083658    Class 8-S.....$    0.57186232

     iv)  Accrual Amount:

             Class 8-A9 Certificates        $        25,838.29
             Class 8-A10 Certificates       $        71,302.99


     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:   $         107,474.86

(b) The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:     $     490,333,603.56

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          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:                              1,619

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                        Class Certificate        Single
                                        Principal Balance  Certificate Balance
                                        -----------------  -------------------

         Class 8-A1....................$    18,536,916.40  $          998.59
         Class 8-A2....................$    12,797,277.88  $          959.39
         Class 8-A3....................$    29,292,000.00  $        1,000.00
         Class 8-A4....................$    13,131,000.00  $        1,000.00
         Class 8-A5....................$    18,652,000.00  $        1,000.00
         Class 8-A6....................$    21,902,000.00  $        1,000.00
         Class 8-A7....................$    99,066,755.44  $          994.71
         Class 8-A8....................$    53,477,003.73  $          972.31
         Class 8-A9....................$     4,302,521.42  $        1,012.12
         Class 8-A10...................$    11,873,177.78  $        1,012.12
         Class 8-A11...................$    21,579,000.00  $        1,000.00
         Class 8-A12...................$     4,212,068.52  $        1,000.00
         Class 8-A13...................$    29,722,000.00  $        1,000.00
         Class 8-A14...................$    23,464,092.50  $          836.81
         Class 8-A15...................$     5,663,747.28  $          836.81
         Class 8-A16...................$    75,145,162.44  $          965.59
         Class 8-A17...................$    30,000,000.00  $        1,000.00
         Class 8-A18...................$    30,000,000.00  $        1,000.00
         Class 8-A19...................$    30,000,000.00  $        1,000.00
         Class 8-PO....................$       459,037.87  $          995.09
         Class 8-M.....................$     7,757,085.08  $          998.59
         Class 8-B1....................$     4,754,310.26  $          998.59
         Class 8-B2....................$     3,753,718.18  $          998.59
         Class 8-B3....................$     2,502,478.78  $          998.59
         Class 8-B4....................$       750,643.78  $          998.59
         Class 8-B5....................$     1,751,578.18  $          998.59
         Class 8-R.....................$            48.28  $          965.60
         Class 8-RL....................$            48.28  $          965.60
         Class 8-S.....................$   462,772,996.06  $          977.40

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.......................................$    1,223,835.77
          unpaid principal balance.........................$    1,223,835.77
          number of related mortgage loans.................                0

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     ix)  The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
               Number                 11   Principal Balance  $  3,338,885.97
               (2)  60-89 days
               Number                  0   Principal Balance  $          0.00
               (3)  90 days or more
               Number                  0   Principal Balance  $          0.00

          (b)  in foreclosure
               Number                  0   Principal Balance  $          0.00

     x) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage
          Loan purchased pursuant to Section 3.01(c): $       0.00   $   0.00

     xi) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                                      $       0.00   $   0.00

     xii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 8-A14 Certificates:       6.787500%
          Class 8-A15 Certificates:       9.166070%
          Class 8-S Certificates: ....... 0.365897%

     xiii) Senior Percentage for such Distribution Date: .......... 95.71849400%

     xiv) Category  B Group I  Senior  Percentage  for such
          Distribution  Date:...................................... 89.93309000%

     xv)  Category B Group II Senior Percentage for such Distribution
          Date: ........................ .......................... 10.00000000%

     xvi) Senior Prepayment Percentage for such Distribution Date:.100.00000000%

     xvii)Category B Group I Senior Prepayment  Percentage for such Distribution
          Date:....................................................100.00000000%

     xviii) Junior Percentage for such Distribution Date:..........  4.28150600%

     xix) Junior Prepayment Percentage for such Distribution Date:.  0.00000000%